Shareholder Letter Q2 2021 August 16, 2021 Exhibit 99.2

To Our Shareholders: In Q2 2021, we continued to improve the technology and infrastructure that comprise our UGC platform, fueling a dynamic content ecosystem that attracted users of all ages from across the globe. We finished the quarter with 43.2 million daily active users (DAUs) and more than 9.7 billion total hours of engagement. For the month of July, DAUs were 46.6 million and we had 3.8 billion hours of engagement, the highest in any month to date. We remain committed to our mission to build a human co-experience platform that enables shared experiences among billions of users. This was the first quarter in which our current results (Q2 2021) compare to a quarter last year (Q2 2020) that was fully a!ected by COVID-19 (some context: in a single 91-day period in 2020, between Q1 and Q2, daily active users on Roblox grew by 42%, hours of engagement grew by 76%, and bookings almost doubled increasing more than 98%). Sequential growth in our business has continued almost uninterrupted since then and the overall scale of Roblox in Q2 2021 is significantly larger than it was in 2020. And, depending on the metric, Roblox is somewhere between 2.5 - 4.4 times larger now than it was in Q2 2019. One of our core values is “Take the Long View.” To us, that means looking forward and continuing to invest because we have enormous opportunities in front of us.

Quarterly Highlights Before we present the operating metrics and financial results, we want to review a few highlights: Talent - As of June 30, 2021 we had 1,234 employees compared to 751 employees at this time last year. Of the total employee base, 77% (948) were in our product and engineering organizations. In addition to our full time employees, we had more than 3,600 people on our trust and safety team. During the quarter we welcomed industry veteran and academic Morgan McGuire in a new role as Chief Scientist. Morgan worked as a consultant in the early days of Roblox alongside David and his co-founder Erik. Before joining Roblox, Morgan spent 12 years at NVIDIA and he holds honorary faculty appointments at McGill University and the University of Waterloo. Under Morgan’s guidance, Roblox Research will accelerate the development of novel technologies and strategies that can fundamentally enhance the experience of users on Roblox. Developers - For Q2 2021, Developer Exchange Fees (the amount of money developers earned on our platform) totaled $129.7 million, up 53% over Q2 2020 and up 5.6x over the $23.3 million that the developer community earned in Q2 2019. Through the first six months of 2021, our developer community has earned $248.7 million. We continue to focus on pushing a greater share of the economics to our developers and growing the overall pool of capital available to them. Content - We support a large, creative, and motivated community of developers leveraging our free tools and infrastructure, and we continue to see many healthy signals in the content on Roblox. First, the economics are increasingly spread out across more experiences and more developers. In June of 2020, the top 10 experiences on Roblox accounted for 58% of in-experience earnings, and in June of 2021 the top 10 accounted for 37% of Robux earned. Second, we continue to see a large flow of new content. In June of 2021, 26% of the top 100 experiences were created during the past year and 55% of the top 100 were created during the past two years. Finally, we are starting to see more relevant “aged up” content on Roblox. We define “aged up” content as experiences where the majority of users are age 13+. As of June 30, 2020, 12% of the top 1,000 engaging experiences qualified as “aged up.” That grew to 28% of the top 1,000 as of June 30, 2021. There are likely several reasons for that growth including: the fastest growing age cohorts on Roblox are 13+ users; developers continue to make more immersive aged up content as our tools and platform improve; and improvements in our search and discovery algorithms are allowing us to match older users with more relevant content. Music - In Q2 Roblox continued to expand its relationships with the music and publishing industries. We announced a strategic partnership with BMG to develop new opportunities for their global artists and songwriters. In May, Sony Music hosted their first launch party on Roblox for one of their biggest global pop stars, Zara Larsson. The event drove more than 4 million visits to the 3D launch party experience where Zara performed songs and answered fans’ questions via live chat. In July, we entered into a new strategic partnership agreement with Sony Music that will bring even more of their recording artists into the Roblox metaverse. Brand Partnerships - The “Gucci Garden” opened its doors in the metaverse on May 17th, the same day the physical exhibition opened in Florence, Italy. The “Gucci Garden” experience showcased Roblox’s latest developer tools and lighting technology and also showed the power of limited digital fashion items and col- lectibles. In two weeks, the “Gucci Garden” had nearly 20 million visits. Also in May, Roblox launched an immersive, virtual party celebrating In the Heights, adapted from the hit Broadway musical from Hamilton creator Lin-Manu- el Miranda, and directed by Jon M. Chu of Crazy Rich Asians. The launch party was promoted by Miranda and Chu on the season finale of American Idol and across press and social media, generating more than 10 million visits. Finally, Netflix launched their Stranger Things persistent World on Roblox, a space for fans to connect and celebrate their fandom in between seasons. The World has been visited 26 Million times as of June 30, 2021.

Global - In Q2 2021, Roblox continued to be an increasingly global platform. We had some of our highest rates of user growth in international markets such as Latin America and Asia. We also established a subsidiary in India and are in the process of investing in a dedicated data center in Mumbai to improve regional performance. In China, we are now available on both Android and iOS. Also, by the end of the second quarter, we had achieved levels of day one (D1) retention that gave us the confidence to begin larger scale user acquisition, which began in early Q3. We also hosted our first Luobu developer conference, which was attended by nearly 200 key developers, partners, educators and game produc- ers that represented the growing Luobu community. Financial Results For more information, please refer to our Q2 2021 earnings release and supplemental materials accessible at ir.roblox.com. Revenue in Q2 2021 was $454.1 million, an increase of 127% over Q2 2020. Cost of revenue totaled $116.9 million in Q2 2021 and was up 118% year over year. Personnel costs, excluding stock-based compensation, in the second quarter of 2021 were $93.7 million, up 90% year over year driven by a 64% increase in headcount from 751 last year to 1,234 as of June 30, 2021 and an increase in amounts paid to contractors. Developer exchange fees were $129.7 million in Q2 2021 versus $85.1 million in the same quarter last year, an increase of 53%. Infrastructure and trust & safety spending, which excludes personnel costs, stock-based compensation, and depreciation, was $75.6 million in Q2 2021, up from $44.9 million in Q2 2020. Investments in data centers necessary to support increased levels of activity on the platform and the hiring of additional trust and safety agents were the primary drivers of this growth. Net loss attributable to common stockholders, which includes the loss attributable to our Luobu subsidiary, was $140.1 million in Q2 2021, compared to a net loss of $71.5 million in the same period last year. Our net losses increased due to the higher levels of expense required to support the growth of the business and the fact that we defer a significant amount of revenue to later periods. Since our investment decisions are generally based on levels of non-GAAP bookings, we expect to continue to report net losses for the foreseeable future even as we anticipate generating net cash from our operating activities. Bookings, primarily the value of virtual currency that users purchased on our platform, grew 35% to $665.5 million in Q2 2021 compared to bookings of $494.2 million in Q2 last year and $150.3 million in Q2 of 2019. To calculate bookings, we take revenue ($454.1 million) and add the change in deferred revenue and other adjustments for the period ($211.4 million). That sum gives us the cash generated in the quarter related to Robux purchased. Note that at the time users purchase Robux from us, we pay Apple, Google, and other payment processors. To calculate the cash outflow related to bookings we add to cost of revenue ($116.9 million) the change in deferred cost of revenue ($45.6 million) associated with the amount of deferred revenue. These changes in deferred amounts can be found in our statement of cash flows. Our cash flow from operations has enabled us to continue to invest aggressively during Q2 2021 in our developer community, talent who can advance the platform, infrastructure and trust & safety, and in Luobu our joint venture with Tencent in China. Notwithstanding those investments, net cash provided by operating activities was $191.2 million in Q2 2021, an increase of 64% from $116.6 million in the same period a year ago. We ended the quarter with $1.8 billion of cash and cash equivalents.

Additional Key Metrics - Q2 2021 Average daily active users were 43.2 million in Q2 2021, up 29% from 33.4 million DAUs in Q2 last year. DAUs in Q2 2019 were 17.1 million. Growth from DAUs in international markets was 42% in Q2 2021 led by 63% growth in ROW (primarily Latin America) and 57% growth in APAC. In Q2 2021, we reached near parity between users under the age of 13 and those 13 and older. The older age demographic is growing more than twice as quickly driven largely by the 17-24 year old group. Total hours engaged in Q2 2021 were 9.7 billion, up 13% compared to 8.6 billion in Q2 last year. Hours engaged in Q2 2019 were 3.2 billion. Engagement growth in international markets was 27%. In Q2 2021, users aged 13 and over accounted for over half (50.3%) of engagement for the first time and their total hours engaged grew by 29% year over year. Average bookings per daily active user (ABPDAU) was $15.41 in Q2 2021, a 4% increase over Q2 2020 when ABPDAU was $14.81. In Q2 2019 ABPDAU was $8.78. Key Metrics - July 2021 Daily active users were 46.6 million, up 28% from July 2020 and up from 18.7 million in July 2019 Hours engaged in July 2021 were 3.8 billion hours, up 22% year over year. Hours engaged in July 2019 were 1.4 billion Bookings were between $221 million and $224 million, up 19% - 21% from July 2020. Bookings in July 2019 were $57.4 million Average bookings per DAU were between $4.75 - $4.81, down 5% - 7% year over year Revenue was $161 million - $163 million, up 111% - 113% year over year.

Earnings Q&A Session Roblox will host a live Q&A session to answer questions regarding their second quarter 2021 results on Tuesday, August 17, 2021 at 5:30 a.m. Pacific Time. The live webcast and Q&A session will be open to the public at ir.roblox.com. As we referenced in our public documents at the time of our direct listing, futurists and science fiction writers have been writing about the metaverse for over 30 years. The concept is clearly materializing and we believe this will be an evolving and growing category perhaps for the next 30 years or longer. Along with our incredible developer community, we are excited to be a part of it. Finally, we will hold an Investor Day in Palo Alto on November 16th. At least a dozen of our product and engineering leaders will present the progress their teams have made during the year. We will also share key areas of product and technology investments we will be making as we look to the year ahead. We hope that we will be able to see all of you in person, but we will stream the event for anyone who is unable to attend live. The details of the earnings discussion tomorrow morning are below and again, we invite you to visit our investor relations website (ir.roblox.com) to review supplemental information.

Addendum: Timing of monthly metrics We have had some questions on the timing of monthly metrics for the remainder of 2021. As you may remember, we reported April numbers (the first month of Q2) with our Q1 earnings report. Similarly, the July numbers (the first month of Q3), are being reported here during our Q2 earnings report. The last month of every quarter, however, is embedded in the numbers that we report in that quarter. We had previously reported the April and May numbers, but the June month (the last month of Q2) is simply embedded in the June results we are reporting here. Similarly, you will see August numbers from us in mid-September and September numbers when we report Q3.

Forward-Looking Statements This letter and the live webcast which will be held at 5:30am, PT on August 17 contain ”forward looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our future financial performance, business strategy and plans, development of new technologies, investment in and payments to developers, our ability to bring new music and recording artists to the platform, investments in international growth, the development of the metaverse, and future reporting metrics and cadence and Investor Day. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections, as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “likely,” “believe,” “hope,” “target,” “project,” “plan,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward looking statements. Forward looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could di!er materially from those stated or implied in our forward looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our Quarterly Report on Form 10-Q filed for the fiscal quarter ended March 31, 2021 and other filings and reports we make with the SEC from time to time. In particular, the following factors, among others, could cause results to di!er materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the su"ciency of our cash and cash equivalents to meet our liquidity needs; the demand for our platform in general; our ability to increase our number of new users and revenue generated from users; our ability to retain and expand our user base; the impact on our business of the COVID 19 pandemic restrictions and the easing of those restrictions as vaccinations become more prevalent; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods; our ability to successfully develop and deploy new technologies to address the needs of our users; our ability to maintain and enhance our brand and reputation; our ability to hire and retain talent; news or social media coverage of the Company, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; and any breach or access to user or third-party data. Additional information regarding these and other risks and uncertainties that could cause actual results to di!er materially from the Company’s expectations is included in the reports we have filed or will file with the SEC, including our Quarterly Report Form 10-Q for the fiscal quarter ended March 31, 2021. The forward-looking statements included in this letter and the webcast represent our views as of the date of this letter. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Past performance is not necessarily indicative of future results.

Non-GAAP Financial Metrics This letter contains the non-GAAP financial measures bookings, free cash flow and average bookings per DAU. We use this non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information may be helpful to investors because it provides consistency and comparability with past financial performance. Bookings is defined as revenue plus the change in deferred revenue during the period and other non-cash adjustments. Bookings is equal to the amount of virtual currency purchased by users in a given period of time. We believe bookings provide a timelier indication of trends in our operating results that are not necessarily reflected in our revenue as a result of the fact that we recognize the majority of revenue over the estimated average lifetime of a paying user. The change in deferred revenue constitutes the vast majority of the reconciling di!erence from revenue to bookings. By removing these non-cash adjustments, we are able to measure and monitor our business performance based on the timing of actual transactions with our users and the cash that is generated from these transactions. Free cash flow represents the net cash provided by operating activities less purchases of property, equipment, and intangible assets. We believe that free cash flow is a useful indicator of our unit economics and liquidity that provides information to management and investors about the amount of cash generated from our core operations that, after the purchases of property, equipment, and intangible assets, can be used for strategic initiatives, including investing in our business, making strategic acquisitions, and strengthening our balance sheet. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures di!erently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial information as a tool for comparison. As a result, our non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP. A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release is included at the end of this letter. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

Non-GAAP to GAAP Reconciliation